Exhibit 99.1

EFI HOSTS INVESTOR DAY

• Reiterates 2016 Revenue, non-GAAP EPS Targets • Raises Long Term Financial Targets • Announces New $150 Million Share Repurchase Program

FREMONT, Calif., Nov. 11, 2015 – Electronics For Imaging, Inc. (Nasdaq:EFII), a world leader in customer-focused digital printing innovation, will make a number of financial announcements today at its Investor Day:

•	Reiterates targets of $1 billion in revenue and non-GAAP EPS of $2.45 – $2.60 by the end of 2016;

•	Increases its non-GAAP long-term financial targets, including expanding the operating margin target to 15%-17% and company growth rate to 11-15%;

•	Announces a $150 million 3-year share repurchase program, effective on January 1, 2016, which will replace the currently authorized share repurchase program.

The Company will provide additional detail on all of these topics in a live audio webcast of the event at 9:00 AM Eastern Time and an accompanying slide presentation that will be made available on the Investor Relations, Events & Presentations portion of EFI’s website at http://ir.efi.com/ at such time. The slide presentation will include reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About EFI

EFI™ is a global technology company, based in Silicon Valley, and is leading the worldwide transformation from analog to digital imaging. We are passionate about fueling customer success with products that increase competitiveness and boost productivity. To do that, we develop breakthrough technologies for the manufacturing of signage, packaging, textiles, ceramic tiles, and personalized documents, with a wide range of printers, inks, digital front ends, and a comprehensive business and production workflow suite that transforms and streamlines the entire production process. (www.efi.com)

Follow EFI Online:

Follow us on Twitter: @EFIPrint

Find us on Facebook: www.facebook.com/EFI.Digital.Print.Technology

View us on YouTube: www.youtube.com/EFIDigitalPrintTech

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NOTE TO EDITORS: The EFI logo is a registered trademark of Electronics For Imaging, Inc. in the U.S. and/or certain other countries. EFI is a trademark of Electronics For Imaging, Inc. in the U.S. and/or certain other countries. All other terms and product names may be trademarks or registered trademarks of their respective owners, and are hereby acknowledged.

Nothing herein should be construed as a warranty in addition to the express warranty statements provided with EFI products and services.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “consider”, “continue”, “estimate”, “expect”, “look”, and “plan” and statements in the future tense are forward looking statements. The statements in this press release that could be deemed forward-looking statements include statements regarding EFI’s expected revenue and non-GAAP EPS targets, expected operating margin and expected timing for completion of its share repurchase program, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, intense competition in each of our businesses, including competition from products developed by EFI’s customers; unforeseen expenses; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; our ability to successfully integrate acquired businesses; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and supply of components; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; the impact of changing consumer preferences on demand for our textile products; litigation involving intellectual property rights or other related matters; the uncertainty regarding the amount and timing of future share repurchases by EFI and the origin of funds used for such repurchases; the market prices of EFI’s common stock prior to, during and after the share repurchases; and any other risk factors that may be included from time to time in the Company’s SEC reports.

The statements in this press release are made as of the date of this press release. EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at www.efi.com.

Use of Non-GAAP Financial Information

This press release includes a non-GAAP presentation of targeted earnings per share, that is adjusted to exclude certain recurring and non-recurring costs, expenses and gains. We believe that the presentation of non-GAAP earnings per share provides important supplemental information regarding non-cash expenses and significant recurring and non-recurring items that we believe are important to understanding financial and business trends relating to our financial condition and results of operations. Non-GAAP earnings per share is among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our Board of Directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP earnings per share because it believes the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending on the Company’s activities and other factors, facilitates comparability of the Company’s operating performance from period to period. We have chosen to provide this information to investors so that they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.

Use and Economic Substance of Non-GAAP Financial Measures

We compute non-GAAP financial metrics by adjusting certain GAAP financial metrics to remove the impact of amortization of acquisition-related intangibles, stock-based compensation expense, restructuring and other expenses, acquisition-related transaction expenses, costs to integrate such acquisitions into our business, changes in the fair value of contingent consideration, litigation settlement charges, non-cash interest expense related to our 0.75% convertible senior notes (“Notes”), imputed interest expense and depreciation, net of accrued sublease income and capitalized interest, related to the sale of our corporate headquarters facility and related land, and the gain on the sale of our corporate headquarters facility and related land. Effective in 2014, we use a constant non-GAAP tax rate of 19%, which we believe reflects the long term average tax rate based on our international structure and geographic distribution of revenue and profit.

Certain variables used in calculating non-GAAP financial metrics cannot be accurately estimated on a forward-looking basis. These non-GAAP financial measures have certain shortcomings, including but not limited to the risk and uncertainties outlined in the Safe Harbor for Forward Looking Statements section of this press release.

Usefulness of Non-GAAP Financial Information to Investors

The non-GAAP measures presented herein are not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, measures prepared in accordance with GAAP. Non-GAAP financial measures have limitations as they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring.

CONTACT:

Investor Relations

Hannah Tillson

Market Street Partners

Phone (415) 445-3235

htillson@marketstreetpartners.com